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                                                                    Exhibt 10.17



                       HARBORSIDE HEALTHCARE CORPORATION
                          DIRECTORS RETAINER FEE PLAN


          1.  Purpose. Harborside Healthcare Corporation, a Delaware corporation
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(the "Company"), hereby adopts this Directors Retainer Fee Plan (the "Plan") to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

          The Plan is intended to allow non-employee directors participating in the Plan to be treated as "disinterested persons" with respect to other stock plans of the Company, as defined in Rule 16b-3 ("Rule 16b-3"), adopted under the Securities Exchange Act of 1934, as amended and to permit such directors to meet the require-ments of Rule 16b-3 with respect to fees deferred hereunder.

          2. Administration.
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          (a)  The Plan shall be administered by a committee (the "Committee")
appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist solely of two or more employee directors. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Notwithstanding the foregoing unless and until the Board shall appoint the members of the Committee, the Plan shall be administered by a committee consisting of all of the employee directors on the Board.

          (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and all documents executed pursuant to the Plan (including all Election Forms), (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan and
(v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

          (c) The determination of the Committee on all matters relating to the Plan or any document executed pursuant to the Plan shall be conclusive.

          (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

          3.  Eligibility.  Only directors of the Company who are not employees
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of the Company or any affiliate of the Company ("Eligible Directors") shall participate in the Plan.
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          4.  Common Shares Subject to the Plan.
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          4.1  Shares.  For purposes of the Plan "Shares" shall mean shares of
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common stock, par value $.01 per share, of the Company and any other stock into which such common stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4.

          4.2  Shares Available for Awards.  Subject to Section 4.3 (relating to
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adjustments upon changes in capitalization), as of any date, the total number of
Shares issuable under the Plan shall be 15,000. Shares that shall be issuable pursuant to the Plan shall be authorized and unissued Shares, treasury Shares or Shares purchased by, or on behalf of, the Company in open-market transactions.

          4.3  Adjustments.  In the event of any merger, reorganization,
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recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Company, or other change in the Company's corporate structure affecting the Shares, the number of Shares issuable under the Plan and the Share Units (as defined in Section 5.3) then credited pursuant to Section 5.3 shall be appropriately adjusted as determined by the Committee in its sole discretion.

          5. Payment of Retainer and Meeting Fees.
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          5.1  In General.  Subject to timing requirements set forth in Sections
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5.2 and 5.3 below, commencing on the effective date of the Plan, each Eligible
Director may elect to receive payment of all or part of (i) the annual cash retainer payable to such Director for services as a member of the Board and its committees (the "Retainer") and/or (ii) fees payable to such Director for meetings of the Board or committees of the Board ("Meeting Fees"), (a) in cash or in Shares valued at their Fair Market Value on the date on which such amounts become payable and (b) to defer payments in accordance with the provisions of
Section 5.3. In the absence of any Current Payment Election or Deferred Payment Election made pursuant to Sections 5.2 and 5.3 below, respectively, all payments of Retainer and Meeting Fees shall be paid to the Eligible Directors in cash within 60 days after such amount becomes payable.

          5.2   Election To Receive Shares Without Deferral.  An Eligible
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Director may elect to receive payment of all or part of Retainer and/or Meeting
Fees in Shares, valued at their Fair Market on the date on which such amounts become payable by submitting an election form ("Current Payment Election Form") to the Company at least six months prior to the date when such Retainer or Meeting Fees are to be paid, indicating the percentage of the Retainer and/or Meeting Fees that are to be paid in Shares. A Current Payment Election Form shall be effective only with respect to Retainer and Meeting Fees that become payable at least
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six months after the date such Current Payment Election From is submitted to the
Company. Any election made under this Section 5.2 shall continue in full force and effect until revoked by notice to the Company, until superseded by a new Current Payment Election Form or unless no longer permitted by law or regulations (including Rule 16b-3); provided, however that no revocation of a
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Current Payment Election Form or supersession of such form by a new Current
Payment Election Form shall be effective with respect to Retainer or Meeting
Fees which become payable to the Eligible Director within six months after the date of such revocation or supersession.

          5.3  Elective Deferrals.  An Eligible Director may elect to defer the
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payment of Retainer and/or Meeting Fees by submitting an election form (a
"Deferred Payment Election Form") to the Company prior to the year of service
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with respect to which such Retainer or Meeting Fees are to be paid to the
Eligible Director and at least six months prior to the date when such Retainer or Meeting Fees become payable, indicating: (i) the percentage of the Retainer and/or Meeting Fees that are to be deferred; (ii) the date on which the commencement of payments of deferred amounts (the "Distribution Date") should begin, as contemplated by Section 5.5(a); and (iii) whether distributions shall be made in a lump sum, installments or a combination thereof. A Deferred Payment Election Form shall become effective with respect to the Eligible Director's Retainer and Meeting Fees becoming payable with respect to services performed in the calendar year following the calendar year in which such Deferred Payment Election Form is submitted to the Company and which become payable at least six months after the date the Election Form is submitted to the Company. An election under this Section 5.3 shall continue in effect until revoked by notice in writing to the Company, until superseded by a new Deferred Payment Election Form or unless no longer permitted by law or regulation (including under Rule 16b-3), provided, however, that no revocation of a
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Deferred Payment Election Form or supersession of such form by submission of a new Deferred Payment Election Form shall be effective to make any change with respect to amounts deferred pursuant to previously filed Deferred Payment Election Forms or shall be effective with respect to Retainer Fees and Meeting Fees to be paid to the Eligible Director in respect to services in the calendar year in which such revocation or supersession occurs or which become payable to the Eligible Director within six months after the date of such revocation or supersession. An Eligible Director may designate, in a Deferred Payment Election Form, one or more beneficiaries to receive any distributions under the Plan upon the death of the Eligible Director, and such designation may be changed at any time by submitting a new designation to the Company, which shall become effective immediately upon receipt by the Company.

          5.4  Share Unit Account.  An Eligible Director may elect to have the
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portion of the Retainer and Meeting Fees deferred by such Eligible Director pursuant to a properly completed Deferred Payment Election Form under Section
5.3 (the "Deferred Amount") credited to an account (a "Share Unit Account") in units which are equivalent in value to Shares ("Share Units"). The Deferred Amount allocated to the Share Unit Account shall be credited to the Share Unit Account as of the first business day following the date on which the Eligible Director becomes
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entitled to payment of the Retainer or Meeting Fees, as the case may be, and the number of Share Units credited to such Share Unit Account shall be an amount equal to the results obtained by dividing (i) the Deferred Amount allocated to the Share Unit Account by (ii) the Fair Market Value of a Share on the first business day following the date on which the Eligible Director becomes entitled to payment of the Retainer or Meeting Fees, as the case may be. If Share Units exist in an Eligible Director's Share Unit Account on a dividend record date for the Company's Shares, the Share Unit Account shall be credited, on the dividend payment date, with an additional number of Share Units equal to (i) the cash dividend paid on one Share, times (ii) the number of Share Units in the Share Unit Account on the dividend record date, divided by (iii) the Fair Market Value of a Share on the dividend payment date.

          5.5 Distributions.
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          (a) Distribution Date.  Each Eligible Director shall designate on a
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Deferred Payment Election Form one of the following dates as a Distribution Date with respect to the Deferred Amount credited to the Eligible Director's Account thereafter: (i) the first day of the month following the Eligible Director's death; (ii) the first day of the month following the termination of service or retirement of an Eligible Director as a member of the Board; (iii) the first day of a month following an Eligible Director's Disability (as defined in Section
7); (iv) a fixed date in the future at least one year after the date of such deferral as specified by the Eligible Director on a Deferred Payment Election Form, provided that such date is within the Eligible Director's life expectancy determined at the time of the election; or (v) the earliest to occur of (i),
(ii), (iii) or (iv).

          (b) Distribution Method.  Distributions shall be made from the
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Eligible Director's Share Unit Account in a single payment in the form of whole
Shares, valued at their Fair Market Value on the date as of which distributions are made, and cash representing any fractional interest in a Share.

          6.  Fair Market Value.  "Fair Market Value" shall mean, with respect
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to each Share for any day:

          (a) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales prices of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were not sales on such date, on the closest preceding date on which there were sales of Shares; or

          (b) if there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee based upon a valuation of an independent appraiser.
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          7.  Definition of Disability.  "Disability" shall mean any condition
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which causes an Eligible Director to be unable to substantially perform his services as a member of the Board for a period of three consecutive months or for an aggregate of five months within any 12-month period.

          8.  Issuance of Certificates.
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          8.1  Restrictions on Transferability.  All Shares delivered under the
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Plan shall be subject to such stop-transfer orders and other restrictions as the
Company may deem advisable or legally necessary under any laws, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Shares are then listed and any applicable federal, state or foreign securities law.

          8.2  Compliance with Laws.  Anything to the contrary herein
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notwithstanding, the Company shall not be required to issue any Shares under the
Plan if, in the opinion of the Company's legal counsel, the issuance and delivery of such Shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws and the rules of any stock exchange on which the Company's securities may then be listed. If and to the extent that the Committee determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, or to the extent Shares are unavailable, the Committee shall make any distribution of Shares otherwise required under the Plan in cash or such other property as may be reasonably acceptable to the distributee.

          9.  Withholding and Other Obligations.  The Company shall require as a
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condition of delivery of any Shares to an Eligible Director that such Director remit an amount sufficient to satisfy any foreign, federal, state, local and other governmental withholding tax requirements relating thereto and any indebtedness or other obligation of the Eligible Directors to the Company.

          10.  Plan Amendments and Termination.  The Board may suspend or
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terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part, provided that no amendment or termination may
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adversely affect any rights of any Eligible Director that have accrued prior to the date of such amendment or termination, and provided, further, that any
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amendment for which shareholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained.

          11.  Listing, Registration and Legal Compliance.  If the Committee
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shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"),
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then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registration or qualification of any Shares issued under the Plan on any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Shares or with respect to any other matter which the Committee shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

          12.  Right of Discharge Reserved.  Nothing in the Plan shall confer
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upon any Eligible Director the right to continue in the service of the Company or affect any right that the Company may have to terminate the service of such Eligible Director.

          13.  Other Payments or Awards.  Noting contained in the Plan shall be
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deemed in any way to limit or restrict the Company, any affiliate or the Board from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          14.  Rights Not Transferable or Subject to Alienation.  No rights
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granted to an Eligible Director under this Plan may be sold, assigned or otherwise transferred by the Eligible Director other than by will or the laws of descent or distribution; all rights granted to an Eligible Director under this Plan may be exercised during the Eligible Director's lifetime only by such Eligible Director. An Eligible Director's rights to payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by his creditors or his beneficiaries.

          15.  Rights as a Shareholder.  An Eligible Director shall have no
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rights as a shareholder of the Company with respect to any Shares issuable under the Plan until such Shares have been delivered to the Eligible Director.

          16.  Unfunded Plan.  The Plan shall be unfunded and shall not create
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(or be construed to create) a trust or separate fund.  The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person and shall constitute a mere promise by the Company to make payments in the future. The Company may, in its sole discretion, establish a separate trust to hold assets set aside to provide benefits under the Plan, provided that no Eligible Director shall have an interest in the assets of any such trust and the assets of such trust shall be available to pay claims of the Company's general creditors on such terms and conditions as the trust may provide. To the extent any person holds any rights by virtue of a pending deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.
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          17.  Governing Law.  The Plan shall be governed by, and construed in
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accordance with, the laws of the Commonwealth of Massachusetts.

          18.  Severability.  If any portion of the Plan is declared by any
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court or governmental authority to be invalid, such invalidity shall not affect any portion not declared to be invalid. Any portion so declared to be invalid shall, if possible, be construed in a manner which will give effect to the terms of such portion to the fullest extent possible while remaining valid.

          19.  Notices.  All notices and other communications hereunder shall be
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given in writing and shall be personally delivered against or sent by registered or certified mail, return receipt requested or by reputable overnight delivery service. Any notice shall be deemed given on the date of delivery or mailing, and if mailed, shall be addressed (a) to the Company, at 470 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Board of Directors, and (b) to an Eligible Director, at the Eligible Director's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

          20.  Section Headings.  The Section headings contained herein are for
               ----------------
convenience only and are not intended to define or limit the contents of said Sections.

          21.  Effective Date.  This Plan shall become effective immediately
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prior to the consummation of the initial public offering of Company Shares upon approval by the Company's shareholder (the "Effective Date").

          22.  Exculpation.  It is understood that the obligations incurred by
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the Company with respect to this Plan do not constitute personal obligations of the Directors, officers, employees or shareholders and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Eligible Directors agree not to seek recourse against any such Directors, officers, employees or shareholders, or any of them or any of their personal assets for satisfaction of any liability under or with respect to the Plan.